UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 26, 2023
Life Time Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2902 Corporate Place
Chanhassen, Minnesota 55317
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 947-0000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 26, 2023, Life Time Group Holdings, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below, which were detailed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2023 (the “2023 Proxy Statement”). On the record date for the Annual Meeting, there were 194,474,383 shares of the Company’s common stock outstanding and entitled to vote.
1.A proposal to elect four Class II directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. Each Class II director nominee was elected to the Board of Directors and received the following votes:

	FOR	WITHHELD	BROKER NON-VOTE
Joel Alsfine	173,058,830	14,451,291	1,732,427
Johathan Coslet	166,909,257	20,600,864	1,732,427
J. Kristofer Galashan	170,507,772	17,002,349	1,732,427
Stuart Lasher	170,711,204	16,798,917	1,732,427

2.A proposal to approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation as disclosed in the 2023 Proxy Statement (referred to as the “Say-on-Pay Vote”). The proposal was approved and received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
185,389,804	2,077,038	43,279	1,732,427

3.A proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposal was approved and received the following votes:

FOR	AGAINST	ABSTAIN
187,748,237	1,455,795	38,516
Item 7.01. Regulation FD Disclosure.
The Company has made presentation materials that will be used by the Company during investor meetings available on its website at https://ir.lifetime.life/. A copy of the Company’s presentation materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On May 1, 2023, Life Time, Inc. (the “Borrower”) and certain of its wholly owned subsidiaries, each of which is a wholly owned subsidiary of the Company, launched a process to amend its existing senior secured credit agreement to, among other things, refinance its existing term loan facility in full with a refinancing term loan facility maturing January 15, 2026 (the “Refinancing Term Loan”). The final terms of the Refinancing Term Loan have not been determined and there can be no assurances as to the final terms on which the Refinancing Term Loan will be consummated, if at all.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Investor Presentation of Life Time Group Holdings, Inc., dated May 1, 2023.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: May 1, 2023	By:	/s/ Robert Houghton
Robert Houghton
Executive Vice President and Chief Financial Officer
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